UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
_____________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 3, 2006

ARCHER-DANIELS-MIDLAND COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (217) 424-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
                     (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
                     (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 3, 2006, the Board of Directors of Archer-Daniels-Midland Company (ADM) elected Antonio Maciel Neto as a Director of ADM to serve until the 2006 annual meeting of stockholders and until his successor is duly elected and qualified. Mr. Maciel will serve on the Compensation/Succession and Nominating/Corporate Governance Committees. A copy of the press release announcing the election of Mr. Maciel is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibit is filed herewith:

99.1	Press release dated February 7, 2006 announcing the election of Antonio Maciel Neto as a Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: February 7, 2006	By	/s/ David J. Smith
David J. Smith Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99.1	Press Release dated February 7, 2006	Filed Electronically